HighMark Funds

Money Market Funds

Supplement dated August 3, 2011

to

the Retail Shares Prospectus dated December 1, 2010,

the Fiduciary Shares Prospectus dated December 1, 2010 and

the Class S Shares Prospectus dated December 1, 2010

This supplement provides new and additional information beyond the information already contained in each Prospectus and should be read in conjunction with the Prospectus.

Due to the continued low interest rate environment and the current investment restrictions of HighMark 100% U.S. Treasury Money Market Fund (the “Fund”), HighMark Funds is evaluating various alternatives with respect to the operation of the Fund. These alternatives may include:

1)	Merging the Fund into another series of HighMark Funds, such as HighMark Treasury Plus Money Market Fund;

2)	Changing the name of the Fund and its corresponding investment restrictions so that the Fund would no longer be restricted from purchasing securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury;

3)	Liquidating the Fund;

4)	Continuing the current investment strategies of the Fund; and

5)	Exploring other options for the Fund.

HighMark Funds will carefully review these alternatives and expects to make a determination as to the appropriate course of action at some point before September 30, 2011. Each Prospectus will be supplemented or amended to reflect any changes to the Fund prior to the effective date of those changes.

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